UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EAGLE GROWTH AND INCOME OPPORTUNITIES FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

227 West Monroe Street, Suite 3200

Chicago, IL 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on January 21, 2020 at the office of

THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200

Chicago, IL 60606

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Eagle Growth and Income Opportunities Fund, a Delaware statutory trust (the "Fund"), will be held at the office of THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200, Chicago, IL 60606, at 9:00 a.m., C.T., on Tuesday, January 21, 2020, for the following purposes:

Proposal 1.	A.	To approve a new advisory agreement between the Fund and THL Credit Advisors LLC.

B.	To approve a new sub-advisory agreement between THL Credit Advisors LLC and Eagle Asset Management, Inc.

Proposal 2.	To approve an amendment to the Fund's Amended and Restated Agreement and Declaration of Trust to shorten the term of the Fund by three years.

Proposal 3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Your vote is important!

The Board of Trustees of the Fund has fixed the close of business on November 18, 2019 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders of record of the Fund on the record date are cordially invited to attend the Special Meeting. Even if you expect to attend the Special Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. Please familiarize yourself with each proposal and vote immediately, even if you plan to attend the Special Meeting.

In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in returning your proxy card promptly. If your completed proxy card is not received, you may be contacted by representatives of the Fund's proxy solicitor, D.F. King & Co., Inc.

Sincerely,

Brian Good
President and Principal Executive Officer
November 29, 2019

QUESTIONS AND ANSWERS

REGARDING THE PROXY STATEMENT AND SPECIAL MEETING

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals to be considered at the Special Meeting.  Your vote is important.

Q.  What am I being asked to vote on at the Special Meeting?

A.  At the Special Meeting, you will be asked:

Proposal 1.	A.	To approve a new advisory agreement between the Fund and THL Credit Advisors LLC (the "New Advisory Agreement").

B.	To approve a new sub-advisory agreement between THL Credit Advisors LLC and Eagle Asset Management, Inc. (the "New Sub-Advisory Agreement" and, together with the New Advisory Agreement, the "New Agreements").

Proposal 2.	To approve an amendment to the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") to shorten the term of the Fund by three years (the "Term Reduction Proposal").

Proposal 3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Q.  Why am I being asked to approve the New Agreements?

A.  Since 2018, the Fund's Board of Trustees (the "Board"), including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Trustees") has been assessing potential strategic options for the Fund to reduce the Fund's overall fees and expenses, manage the Fund's trading discount and improve the Fund's longer-term performance. At a series of meetings held in August 2019, the Board, including a majority of the Independent Trustees, took various actions to effect a transition of the Fund's investment advisory services from Four Wood Capital Advisors, LLC ("FWCA") to THL Credit Advisors LLC ("THL Credit") in an effort to address these issues. To effect this advisory relationship transition, at an in-person meeting held on August 15, 2019, the Fund notified FWCA of the Board's decision not to renew the advisory agreement between the Fund and FWCA (the "FW Advisory Agreement"), which expired by its terms on August 30, 2019. The expiration of the FW Advisory Agreement had the effect of terminating the existing sub-advisory agreement between FWCA and Eagle Asset Management, Inc. ("Eagle" or the "Sub-Adviser") (the "Prior Sub-Advisory Agreement" and, together with the FW Advisory Agreement, the "Prior Agreements") on the same date.

In order to ensure the continued management of the Fund's assets following the expiration of the Prior Agreements, at a telephonic meeting held on August 16, 2019, the Board approved an interim advisory agreement between the Fund and THL Credit (the "Interim Advisory Agreement") and an interim sub-advisory agreement between THL Credit and Eagle (the "Interim Sub-Advisory Agreement", and, together with the Interim Advisory Agreement, the "Interim Agreements").  Subsequently, at an in-person meeting held on August 27, 2019, the Board approved, subject to approval by Fund shareholders, THL Credit and Eagle to serve as the Fund's investment adviser and sub-adviser, respectively, on a non-interim basis, pursuant to the New Agreements. The Interim Agreements took effect on August 31, 2019 (the "Effective Date") and will remain effective until the earlier of 150 days from the date on which the Prior Agreements expired (i.e., until January 27, 2020) or the date upon which shareholders approve the New Agreements.  In order for THL Credit to continue serving as the Fund's investment adviser and for Eagle to continue serving as the Fund's sub-adviser pursuant to the New Agreements, the Fund's shareholders must approve the New Agreements.

In approving the Interim Agreements and the New Agreements, the Independent Trustees considered, among other things, that: (i) the appointment of THL Credit may, by making available to the Fund THL Credit's expertise in bank loans, high-yield bonds and structured credit investments, improve the Fund's yield and total return to shareholders and may therefore help to narrow the Fund's trading discount; (ii) the retention of Eagle as sub-adviser may allow the Fund's shareholders to continue to benefit from the recent improved Fund performance and would provide continuity in the Fund's day-to-day portfolio management with respect to those portions of the portfolio advised by Eagle; and (iii) THL Credit's and Eagle's joint expense limitation proposal, together with THL Credit's proposal to provide, as part of its advisory relationship and at no additional cost to the Fund, investor support services not provided under the FW Advisory Agreement, could further reduce the Fund's overall fees and expenses and may therefore also help to narrow the Fund's trading discount.

Q. Are the terms of the New Agreements different than the terms of the Prior Agreements?

A. No. The New Advisory Agreement's terms are substantially similar to the terms of the FW Advisory Agreement. THL Credit's duties under the New Advisory Agreement, which include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute transactions, are identical to FWCA's duties under the FW Advisory Agreement. Unlike FWCA, THL Credit actively manages a portion of the Fund's assets. THL Credit also provides investor support services to the Fund's shareholders, which were previously provided by an affiliate of FWCA.

The New Sub-Advisory Agreement's terms are substantially identical to the terms of the Prior Sub-Advisory Agreement. Eagle will provide substantially similar investment advisory services to the Fund as it provided to the Fund under the Prior Sub-Advisory Agreement, except that certain of the Fund's debt securities are managed by THL Credit. In addition, THL Credit and Eagle have established an allocation committee to regularly review the Fund's tactical asset allocations among dividend or other income paying equity securities and debt securities. Such committee determines the target allocations of the Fund's portfolio among eligible asset classes. Although the allocation committee does not directly determine what proportion of the Fund's portfolio is managed by THL Credit or Eagle, THL Credit focuses on investments in bank loans, high-yield bonds and structured credit investments and Eagle focuses on investments in equity and other fixed income instruments.

Q.  Will the Fund's investment objective, principal investment strategies and fundamental investment policies change as a result of the New Agreements?

A.  No. The Fund's investment objective, principal investment strategies and fundamental investment policies will not change as a result of the New Agreements. However, in connection with the transition of advisory services from FWCA to THL Credit, the Board approved, effective as of the Effective Date, certain changes to the Fund's permitted investments. Specifically, the Board approved an increase in the percentage of the Fund's Managed Assets (as defined in the Proxy Statement) that may be invested in a combination of below-investment grade securities and debt instruments that generate payment-in-kind ("PIK") interest from 20% to 30%. In addition, the Board approved the Fund's investment in collateralized loan obligations ("CLOs"). Accordingly, since the Effective Date, THL Credit has managed a portion of the Fund's portfolio and has sought to add exposure to senior loans, high yield bonds and CLOs to the Fund's overall portfolio, although THL Credit does not currently intend to invest Fund assets in PIK-generating instruments.

Q.  Will the Fund's expenses increase under the New Agreements?

A.  No. The changes to the Fund's advisory arrangements are expected to lower the Fund's overall expense ratio. Under the New Advisory Agreement, the Fund's advisory fee will remain the same as under the FW Advisory Agreement at an annual rate of 0.85% of the Fund's average daily Managed Assets (which had been reduced by the Board from 1.05% of the average daily value of the Fund's Managed Assets effective May 24, 2018). The New Advisory Agreement's 0.85% annual advisory fee rate is a contractual fee rate and cannot be increased without shareholder approval. This contractual annual advisory fee rate of 0.85% of the Fund's average daily Managed Assets also is reflected in the Interim Advisory Agreement that took effect on the Effective Date. THL Credit also provides investor support as part of its advisory relationship, which will result in additional cost savings to the Fund and its shareholders, as the Fund no longer bears the annual fee of 0.05% of the average daily Managed Assets of the Fund previously paid to FWCA's affiliate, Four Wood Capital Partners LLC ("FWCP") under the Fund's Investor Support Services Agreement (the "Support Agreement"). The Support Agreement was terminated by the Board as of September 14, 2019.

In addition, pursuant to an expense limitation agreement with the Fund, THL Credit and Eagle have agreed to limit, for the term of the Fund, direct ordinary operating expenses borne by the Fund to an amount not to exceed 0.35% per year of the Fund's Managed Assets, subject to certain exclusions (pro-rated for the period in 2019 during which THL Credit serves as the Fund's investment adviser). THL Credit and Eagle may discontinue their obligations under the expense limitation agreement only with the consent of a majority of the Independent Trustees.

Q.  Will the Fund continue to have a sub-adviser?

A.  Yes.  Eagle will continue to provide sub-investment advisory services on an uninterrupted basis during the transition period, under the Interim Sub-Advisory Agreement, and on a forward-looking basis, under the New Sub-Advisory Agreement, provided such agreement is approved by the shareholders of the Fund. As under the Prior Sub-Advisory Agreement,

Eagle will continue to receive, under both the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, a monthly fee computed at the annual rate of 50% of the advisory fees paid to THL Credit.

Q.  What will happen until such time as the shareholders vote to approve the New Agreements at the Special Meeting?

A.  At a meeting held on August 16, 2019, the Board, including a majority of the Independent Trustees, approved the Interim Agreements in accordance with Rule 15a-4 under the 1940 Act. The terms of the Interim Agreements are substantially the same as those of the Prior Agreements, except for certain provisions that are required by law and the date and term of the agreement. The Interim Agreements with THL Credit and Eagle took effect on the Effective Date.

Pursuant to Rule 15a-4, the Interim Agreements are not required to be approved by the shareholders of the Fund and will continue in effect for 150 days after the date on which the Prior Agreements expired (i.e., until January 27, 2020), unless terminated sooner by their terms, the Board, THL Credit or Eagle, or until the New Agreements are approved by the shareholders of the Fund.

Q.  What will happen if shareholders do not approve the New Agreements?

A.  THL Credit and Eagle are providing advisory services to the Fund pursuant to the Interim Agreements for 150 days after the date on which the Prior Agreements expired. If the New Agreements are not approved by the Fund's shareholders within 150 days after the date on which the Prior Agreements expired, THL Credit and Eagle will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the Securities and Exchange Commission. If one or both of the New Agreements are not approved within the 150-day period (or pursuant to any permitted extension), the Board will consider what action would be appropriate for the Fund.

Q.  Are there any other changes in the Fund's primary service providers or executive officers that I should know of?

A.  The Fund's Board of Trustees approved the termination of the Support Agreement with FWCA's affiliate, FWCP, effective as of September 14, 2019.  THL Credit is providing investor support as part of its advisory relationship and, as a result, the Fund no longer bears the annual fee of 0.05% of the average daily Managed Assets of the Fund paid to FWCP for those services.

In connection with the advisory relationship transition, the Board approved changes to the Fund's executive officers.  The new slate of executive officers, which consists of personnel of both THL Credit and Eagle, took office on the Effective Date concurrent with when THL Credit became the Fund's investment adviser upon the effectiveness of the Interim Advisory Agreement.

The Fund does not currently anticipate any changes to its service arrangements with its administrator, custodian and accounting agent (The Bank of New York Mellon), its transfer agent (American Stock Transfer and Trust Company) or its independent registered public accounting firm (RSM US LLP).

Q.  What are the benefits of the Term Reduction Proposal?

A.  Currently, the Declaration of Trust provides that the Fund will cease to exist or, subject to shareholder approval, be converted to an open-end investment company at the close of business on May 14, 2027 (the "Termination Date"), except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Term Reduction Proposal is approved, the Declaration of Trust will be amended to change the Termination Date to May 14, 2024. Assuming the Fund continues to trade at a discount, reducing the Fund's term by three years accelerates shareholders' realization of the Fund's net asset value. The shortened term also may help to narrow the Fund's trading discount. If the Term Reduction Proposal is approved, the Board will retain the ability to extend the Termination Date for one year, to May 14, 2025, without a shareholder vote, upon the affirmative vote of 75% of the Trustees then in office, provided that the Board believes that under then-current market conditions it is in the best interests of the shareholders to do so.

Q.  How does the Board recommend that I vote?

A.  The Board recommends that shareholders vote FOR the proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Q.  Do I have appraisal or dissenters' rights in connection with the proposals?

A.  Shareholders have no appraisal or dissenters' rights in connection with any of the proposals set forth in the Proxy Statement.

Q.  Will the Fund pay for this proxy solicitation?

A.  THL Credit and Eagle will bear up to $500,000 of certain expenses in connection with the transfer of the advisory relationship, including the expenses associated with the ordinary preparation, mailing and solicitation of proxies for this Special Meeting. Any other fees and expenses will be paid for by the Fund, unless THL Credit or Eagle otherwise agrees to bear those fees or expenses.

Q.  How do I vote my shares?

A.  By Mail: You may authorize your proxy by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope.  Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the secured website provided on the proxy card and following the instructions, using your proxy card as a guide.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted "FOR" each of the proposals.

In Person: Attend the Special Meeting as described in the Proxy Statement.

Q.  Whom should I call for additional information about the Proxy Statement?

A.  If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call D.F. King & Co., Inc., our proxy solicitor, toll free at 1-866-416-0552.

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.            Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.            Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.            All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

227 West Monroe Street, Suite 3200

Chicago, IL 60606

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on January 21, 2020 at the office of

THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200

Chicago, IL 60606

PROXY STATEMENT

This document is a proxy statement (the "Proxy Statement") for Eagle Growth and Income Opportunities Fund, a Delaware statutory trust (the "Fund" or "EGIF"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board" or "Trustees") for use at a Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Tuesday, January 21, 2020, at 9:00 a.m., C.T., at the office of THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200, Chicago, IL 60606, and at any adjournments or postponements thereof.

A Notice of the Special Meeting and a proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about December 3, 2019, primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Fund, THL Credit Advisors LLC, the Fund's interim investment adviser ("THL Credit" or the "Adviser"), and American Stock Transfer & Trust Company, LLC ("AST"), the transfer agent to the Fund. D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm, has also been engaged to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. This Proxy Statement and form of proxy are first being sent to shareholders on or about December 3, 2019.

THE FUND'S ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, AND THE FUND'S SEMI-ANNUAL REPORT FOR THE FISCAL PERIOD ENDED JUNE 30, 2019, HAVE PREVIOUSLY BEEN MAILED TO THE FUND'S SHAREHOLDERS, AND ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING SHAREHOLDER SERVICES AT 1-833-845-7513 OR WRITING TO THE FUND AT 227 WEST MONROE STREET, SUITE 3200, CHICAGO, IL 60606. THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE FUND'S WEBSITE AT WWW.THLCREDITEGIF.COM AND THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on January 21, 2020.

The Notice of Special Meeting of Shareholders, Proxy Statement and a Proxy Card for the Fund are available to you on the Fund's website – www.thlcreditegif.com. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Special Meeting and vote in person, please call 1-833-845-7513.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card are set forth on the inside cover of this Proxy Statement.

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the Fund's shares of beneficial interest ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted "FOR" the proposals. Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, by submitting a letter of revocation or by a later-dated proxy delivered to the Secretary of the Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606 before the Special Meeting or at the Special Meeting. Broker-dealers and other nominees holding Shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each proposal before the Special Meeting. A signed voting instruction card or other authorization by a beneficial owner of the Fund's Shares that does not specify how the beneficial owner's Shares should be voted will be deemed an instruction to vote "FOR" the proposals. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

The presence at the Special Meeting, in person or by proxy, of holders of record of at least 33-1/3% of the outstanding Shares entitled to vote constitutes a quorum for the transaction of business (a "Quorum") at the Special Meeting. Abstentions or withheld votes will be included when determining the presence of a Quorum. Shares for which brokers have not received voting instructions from the beneficial owner of Shares and do not have, or choose not to exercise, discretionary authority to vote Shares on certain proposals (which are considered "broker non-votes" with respect to such proposals) will also be treated as Shares present for Quorum purposes. In the event that a Quorum is not present at the Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the Chairman, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting, either in person or by proxy, of the Special Meeting may adjourn the Special Meeting without notice, other than announcement at the Special Meeting, to a date not more than 120 calendar days after the original date of the Special Meeting. If the adjournment is for more than 120 calendar days from the original date of the Special Meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting. A shareholder vote may be taken on a proposal in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of such proposal.

The Fund has one class of capital stock consisting of common shares, par value $0.001 per Share. Each Share is entitled to one vote at the Special Meeting with respect to each matter to be voted on, with pro rata voting rights for any fractional Shares. No Shares have cumulative voting rights with respect to any proposal. On the record date, November 18, 2019 (the "Record Date"), 7,180,874.602 Shares of the Fund were issued and outstanding.

PROPOSAL 1A: APPROVAL OF NEW ADVISORY AGREEMENT

PROPOSAL 1B: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

Since 2018, the Board, including the Independent Trustees, has been assessing potential strategic options for the Fund to reduce the Fund's overall fees and expenses, manage the Fund's trading discount and improve the Fund's longer-term performance. At a series of meetings held in August 2019, the Board, including a majority of the Independent Trustees, took various actions to effect a transition of the Fund's investment advisory services from FWCA to THL Credit in an effort to address these issues. In particular, the Board believes that the further reduction in Fund expenses as a result of the advisory relationship transition, along with recent improved Fund performance under Eagle's management, may help to manage the Fund's trading discount and improve the Fund's longer-term performance. As described further below, the advisory relationship transition, which results in THL Credit and Eagle each managing a portion of the Fund, makes available to the Fund THL Credit's expertise in bank loans, high-yield bonds and structured credit investments, while also providing continuity in the Fund's day-to-day portfolio management with respect to the portions of the Fund managed by Eagle. The advisory relationship transition also results in a reduction in the Fund's overall fees and expenses and retains the term feature of the Fund, which requires that the Fund, if it is not earlier converted into an open-end fund, to terminate no later than 2028. The advisory relationship transition is one of several actions taken by the Independent Trustees over the past two years to address the Fund's expenses: reducing FWCP's servicing fee by five basis points, reducing FWCA's advisory fee by 20 basis points and negotiating and approving the New Agreements (defined below), including negotiating an expense limitation more beneficial to the Fund than the one originally proposed. To effect the advisory relationship transition, the Board, at its August 15, 2019 meeting, decided (i) not to renew the advisory agreement between the Fund and FWCA (the "FW Advisory Agreement"), which expired by its terms on August 30, 2019, and (ii) to terminate the Fund's investor support services agreement (the "Support Agreement") with FWCP, effective September 14, 2019, pursuant to the 30-day notice requirement under the Support Agreement.  The expiration of the FW Advisory Agreement on August 30, 2019 resulted in the automatic termination of the sub-advisory agreement between FWCA and Eagle (the "Prior Sub-Advisory Agreement", and, together with the FW Advisory Agreement, the "Prior Agreements" on that date.

In order to ensure the continued management of the Fund's assets following the expiration of the Prior Agreements, at a telephonic meeting held on August 16, 2019, and as permitted pursuant to Rule 15a-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, approved (i) THL Credit to serve as the investment adviser to the Fund under an interim advisory agreement between the Fund and THL Credit (the "Interim Advisory Agreement") and (ii) Eagle to continue as the

Fund's sub-adviser under an interim sub-advisory agreement between THL Credit and Eagle (the "Interim Sub-Advisory Agreement", and, together with the Interim Advisory Agreement, the "Interim Agreements"). The Interim Agreements are substantially identical to the Prior Agreements and became effective on the Effective Date. Subsequently, at an in-person meeting of the Board held on August 27, 2019, the Board, including a majority of the Independent Trustees, approved THL Credit and Eagle to serve as the Fund's investment adviser and sub-adviser, respectively, on a non-interim basis, if approved by the Fund's shareholders, under a new investment advisory agreement between the Fund and THL Credit (the "New Advisory Agreement") and a new sub-advisory agreement between THL Credit and Eagle (the "New Sub-Advisory Agreement", and, together with the New Advisory Agreement, the "New Agreements"), respectively.  The FW Advisory Agreement expired on August 30, 2019 and the Fund's Support Agreement terminated on September 14, 2019.  On the Effective Date, THL Credit commenced serving as the investment adviser to the Fund pursuant to the Interim Advisory Agreement and Eagle continued serving as the sub-adviser to the Fund pursuant to the Interim Sub-Advisory Agreement. Pursuant to the Interim Agreements, THL Credit and Eagle may serve as the Fund's investment adviser and sub-adviser, respectively, on an interim basis for 150 days after the date on which the Prior Agreements expired, pending receipt of shareholder approval of the New Agreements. Therefore, in order for THL Credit to continue serving as the Fund's investment adviser and for Eagle to continue serving as the Fund's sub-adviser following the expiration of the 150-day interim period, shareholders are being asked to approve the New Advisory Agreement between the Fund and THL Credit and the New Sub-Advisory Agreement between THL Credit and Eagle.

The material terms of the New Advisory Agreement (as well as the Interim Advisory Agreement), including the fee payable by the Fund thereunder, are substantially the same as the FW Advisory Agreement.  The Fund's annual investment advisory fee rate will remain 0.85% of the Fund's average daily Managed Assets (which had been reduced by the Board from 1.05% of the Fund's average daily Managed Assets effective May 24, 2018). "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). Furthermore, THL Credit is providing investor support as part of its advisory relationship and the Fund no longer bears the annual fee of 0.05% of the average daily Managed Assets of the Fund paid to FWCP for those services. In addition, pursuant to an expense limitation agreement with the Fund, THL Credit and Eagle have agreed to limit, for the term of the Fund, direct ordinary operating expenses borne by the Fund to an amount not to exceed 0.35% per year of the Fund's Managed Assets, subject to certain exclusions (pro-rated for the period in 2019 during which THL Credit serves as the Fund's investment adviser).  THL Credit and Eagle may discontinue their obligations under the expense limitation agreement only with the consent of a majority of the Independent Trustees.

Furthermore, the services provided under the FW Advisory Agreement by FWCA as investment adviser will be provided by THL Credit as investment adviser under the New Advisory Agreement. THL Credit's duties under the New Advisory Agreement, which include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute transactions, are identical to FWCA's duties under the FW Advisory Agreement. In addition, certain of the Fund's debt securities are managed by THL Credit. THL Credit and Eagle also have established an allocation committee to regularly review the Fund's tactical asset allocations among dividend or other income paying equity securities and debt securities. Such committee determines the target allocations of the Fund's portfolio among eligible asset classes. Although the allocation committee does not directly determine what proportion of the Fund's portfolio is managed by THL Credit or Eagle, THL Credit focuses on investments in bank loans, high-yield bonds and structured credit investments and Eagle focuses on investments in equity and other fixed income investments.

The material terms of the New Sub-Advisory Agreement (as well as the Interim Sub-Advisory Agreement), including the fee payable to Eagle thereunder, are substantially identical to the terms of the Prior Sub-Advisory Agreement, and the services Eagle will provide thereunder are substantially similar investment advisory services to the Fund as it provided to the Fund under the Prior Sub-Advisory Agreement. For serving as the Fund's sub-adviser, Eagle received a fee from FWCA, and now receives a fee from THL Credit, in an amount equal to 50% of the advisory fees paid to FWCA or THL Credit, as applicable, for its services as sub-adviser to the Fund.

The Fund's investment objective, principal investment strategies and fundamental investment policies will not change as a result of the New Agreements. However, in connection with the transition of advisory services from FWCA to THL Credit, the Board approved, effective as of the Effective Date, certain changes to the Fund's permitted investments. Specifically, the Board approved an increase in the percentage of the Fund's Managed Assets (as defined in the Proxy Statement) that may be invested in a combination of below-investment grade securities and debt instruments that generate payment-in-kind ("PIK") interest from 20% to 30%. In addition, the Board approved the Fund's investment in collateralized loan obligations ("CLOs"). Accordingly, since the Effective Date, THL Credit has managed a portion of the Fund's portfolio and has sought to add exposure to senior loans, high yield bonds and CLOs to the Fund's overall portfolio, although THL Credit does not currently intend to invest Fund assets in PIK-generating instruments. THL Credit and Eagle expect this diversification of asset classes to facilitate the Fund as a tactical allocation fund across both equity and fixed income markets, as originally marketed to investors, including through enhanced investment opportunities across the fixed income spectrum.

Information Regarding THL Credit

THL Credit's headquarters is located at 100 Federal Street, 31st Floor, Boston, MA 02110.  THL Credit was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. THL Credit is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including CLOs, and separately managed accounts. THL Credit and its credit-focused affiliates managed assets of $16.8 billion as of September 30, 2019 across its two strategies investment platforms: Direct Lending and Tradable Credit. THL Credit benefits from a scaled and integrated business from an experienced and cohesive Tradable Credit team. Currently, THL Credit together with its wholly owned subsidiary employs 93 people and has a fully operational front, middle and back office team to manage the wide range of clients and portfolios across the platform. THL Credit has a global, diversified investor base and a strong following within the investment consultant community.

THL Credit is principally owned by THLP Debt Partners, L.P., the general partner of which is THLP Debt Advisors, LLC, which in turn is controlled by certain individuals and partners affiliated with Thomas H. Lee Partners, L.P. ("THL Partners"). THL Partners is one of the world's oldest and most experienced private equity firms. Since its founding in 1974, the firm has raised over $22 billion of equity capital and invested in more than 140 portfolio companies with an aggregate value of over $200 billion. THL Partners invests in growth-oriented businesses, headquartered primarily in North America, across three sectors: Business & Financial Services, Consumer & Healthcare, and Media, Information Services and Technology. THL Partners partners with portfolio company management to identify and implement operational and strategic improvements to accelerate sustainable revenue and profit growth. THL Partners strives to build companies of lasting value and generate superior investment returns. THL Credit benefits from its access to the industry knowledge of THL Partners' investment team through its ability to consult with the THL Partners' team on specific industry issues, trends and other complementary matters.  The principal business address of THLP Debt Partners, L.P. and THL Partners is 100 Federal Street, Boston, MA 02110.

The "Tradable Credit Team" was formed on June 29, 2012 when THL Credit, acquired Chicago based McDonnell Investment Management LLC's Alternative Credit Strategies Group ("MACS"), a leading alternative senior debt manager.

The Tradable Credit Team is led by Brian Good and James Fellows who have worked as a team for over 28 years, commencing during their term at the bank loan group of Van Kampen in the late 1980's. In 1998, Messrs. Good and Fellows left Van Kampen to establish the loan business at Stein Roe & Farnham where they built the foundation of the Tradable Credit Team with Brian Murphy, Steven Krull, Zoltan Donovan, Jeffrey Kovanda and J. Christian Champ. In 2004, these individuals left Stein, Roe & Farnham following the divesting sale of the loan management business stemming from the acquisition of its parent, Fleet Bank by Bank of America, to join McDonnell Investment Management LLC.

The Tradable Credit Team manages approximately $14.6 billion in broadly syndicated bank loan and high yield bond assets in CLOs, separate accounts, and total return formats including commingled private and public funds as of September 30, 2019. The Tradable Credit Team employs a "value oriented" approach to credit investing which shares many of the elements of classic, value style investing in equities, but applied to a higher point in the capital structure. Given the investor base for the loan asset class, THL Credit believes there is an information inefficiency that can result in superior risk adjusted returns over time through focus on credit fundamentals in addition to market technicals. In clients' loan portfolios THL Credit has found opportunities during periods of price volatility in specific company situations as well as within industries showing signs of strength not yet documented by Wall Street research. As a "value oriented" manager, THL Credit centers its investment philosophy on intensive fundamental credit analysis with an attempt to understand credits and industries at a deeper level than some market participants. The objective of the philosophy is to avoid components of the market, issuer or industry, that is deemed fundamentally objectionable and to overweight elements of the market offering extra return for our perceived risk. In addition, the Tradable Credit Team looks for situations with a clear catalyst that may unlock value. Over twenty years of experience in the bank loan market has led the Tradable Credit Team to believe that information inefficiencies exist and that the market is not always correct. The Tradable Credit Team also benefits from understanding historical trends in industries, credit cycles and management teams to identify potential risks and appropriate mileposts to monitor as situations unfold.

Principal Executive Officer and Directors of THL Credit

The name, address and principal occupation of the principal executive officer and each director of THL Credit are set out in the table below.  Mr. Good, a Trustee of the Fund, is a director of THL Credit.  Each of the Fund's officers, except for Mr. Camp, are employees of THL Credit or its affiliates. No other officer or Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, THL Credit or any of its affiliates.

Name and Address*	Principal Occupation

Brian Good	Senior Managing Director, Director
Christopher Flynn	Chief Executive Officer, Director
James Fellows	Chief Investment Officer, Director
Terrence Olson	Chief Financial Officer and Chief Operating Officer, Director
Sabrina Rusnak-Carlson	General Counsel and Chief Compliance Officer
Thomas M. Hagerty	Director
Joshua D. Bresler	Director
Anthony J. Dinovi	Director

*           The address of the principal executive officer and each director is 100 Federal Street, 31st Floor, Boston, MA 02110.

Information Regarding Similar Funds

THL Credit serves as a sub-adviser to certain series of Russell Investment Company (the "Russell Funds"), an open-end registered management investment company advised by Russell Investment Management, LLC ("RIM").  The Russell Funds operate as "manager-of-manager funds" where RIM has the authority to monitor, hire and terminate (subject to approval of the board of trustees) sub-advisers to the Russell Funds and allocate and reallocate Russell Fund assets to them.  THL Credit does not manage all of the assets of each of the Russell Funds.  Instead, RIM allocates a portion of the Russell Funds' assets to THL Credit to manage employing investment strategies similar to those used to manage the Fund.  The allocation of Russell Fund assets to THL Credit may vary over time and is determined by RIM.

Fund Name	Net Asset Value (as of October 31, 2019)	Target Allocation to THL Credit	Advisory Fee Rate
Multi-Asset Growth Strategy Fund	$1,907,700,000	7%	*
Russell Multi-Strategy Income Fund	$1,032,860,000	14%	*
Unconstrained Total Return Fund	$611,720,000	20%	*

*                 THL Credit is paid by RIM for its sub-advisory services to the Russell Funds an annual sub-advisory fee, on an aggregated basis across all assets RIM allocates to THL Credit dependent upon aggregate assets under management, as follows: 0.30% on assets up to and including 125 million, 0.25% on assets above $125 million up to and including $150 million and 0.20% on assets above $150 million.  The sub-advisory fee paid by RIM is calculated and paid quarterly in arrears based on the monthly average of all the Russell Fund assets allocated by RIM to THL Credit during that period.

Information Regarding Eagle

Eagle's headquarters is located at 880 Carillon Parkway, St. Petersburg, FL 33716. Eagle manages the Fund's portfolio of equity and debt securities, subject to the authority of the Adviser and the Board. Eagle is a wholly owned subsidiary of Carillon Tower Advisers, Inc. ("CTA") and organized as a corporation under the laws of Florida in 1984. CTA is a registered investment adviser with the SEC. Eagle is registered as an investment adviser with the SEC, and has filed registration exemptions in several Canadian provinces. CTA is a wholly owned subsidiary of Raymond James Financial, Inc. ("RJF"), NYSE Ticker (RJF), based in St. Petersburg, Florida. As of September 30, 2019 Eagle had approximately $32 billion in assets under advisement.

Principal Executive Officer and Directors of Eagle

The name, address and principal occupation of the principal executive officer and each director of Eagle are set out in the table below.  Mr. Camp owns securities in RJF, which is a parent company of Eagle. Mr. Good and Ms. Wilson each own shares of mutual funds sponsored by CTA and advised by Eagle. No other officer or Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, Eagle or any of its affiliates.

Name and Address*	Principal Occupation

Thomas A. James	Chairman
J. Cooper Abbott	Director and President
Eric Wilwant	Director and Chief Operating Officer
Damian Sousa	Director and Chief Compliance Officer
Ed Rick	Director and Executive Vice President, Head of Investments

*           The address of the principal executive officer and each director is 880 Carillon Parkway, St. Petersburg, FL 33716.

Prior Agreements with FWCA and Eagle

FWCA served as the Fund's investment adviser through August 30, 2019. The continuation of the Prior Agreements were last considered and approved by the Board on May 13, 2019.  The Prior Agreements were last submitted for approval to a vote of the initial shareholders on June 17, 2015 in connection with the commencement of operations.  The FW Advisory Agreement, as amended, provided for a fee at the annual rate of 0.85% of the average daily value of the Fund's Managed Assets, paid monthly, to FWCA.  The FW Advisory Agreement expired on August 30, 2019. The expiration of the FW Advisory Agreement had the effect of terminating the Prior Sub-Advisory Agreement between FWCA and Eagle on the same date.

The FW Advisory Agreement provided that FWCA shall manage all aspects of the advisory operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund. The FW Advisory Agreement provided that FWCA may delegate its duties to a sub-adviser. The FW Advisory Agreement provided that, in the absence of willful misfeasance, bad faith or gross negligence on the part of FWCA, or reckless disregard of its obligations and duties, FWCA will not be subject to any liability to the Fund or any shareholder for any act or omission in the course of, or connected with, rendering services under the Agreement.

New Agreements with THL Credit and Eagle

Shareholders are being asked to approve the New Advisory Agreement between the Fund and THL Credit and the New Sub-Advisory Agreement between THL Credit and Eagle. Under Section 15(a) of the 1940 Act, the New Agreements require the approval of (i) the Board, including a majority of the Independent Trustees, none of whom are parties to the New Agreements, and (ii) a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. In the event that the shareholders of the Fund do not approve one or both of the New Agreements, THL Credit and Eagle, as the case may be, may continue to act as the investment adviser and/or sub-adviser for the Fund pursuant to the Interim Agreements until January 27, 2020. In such event, the Board will consider what action would be appropriate for the Fund.

Board Approval and Recommendation

At an in-person meeting held on August 27, 2019, the Board, including a majority of the Independent Trustees, approved the New Agreements for the Fund and recommended that shareholders of the Fund approve the New Agreements.  A summary of the Trustees' considerations is provided below in the section entitled "Board Consideration of the New Agreements."

Comparison of the Prior Agreements and New Agreements

The New Advisory Agreement is substantially similar to the FW Advisory Agreement, including the fee paid by the Fund. Any material differences between the New Advisory Agreement and the FW Advisory Agreement are described below. A marked version of the New Advisory Agreement against the FW Advisory Agreement is attached as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The following is intended to be an overview and is not intended to be a comprehensive description of all of the New Advisory Agreement's terms.

Compensation. The FW Advisory Agreement, as amended, provided that the Fund would pay to FWCA a fee at the annual rate of 0.85% of the average daily value of the Fund's Managed Assets. "Managed Assets" under the FW Advisory

Agreement means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). Under the New Advisory Agreement, the Fund would pay THL Credit a fee at the annual rate of 0.85% of the average daily value of the Fund's Managed Assets for services provided pursuant to the New Advisory Agreement. The frequency of payment and the definition of Managed Assets used in the FW and New Advisory Agreements are identical.

In addition, during the fiscal year ended December 31, 2018, the Fund paid $132,893 to FWCP pursuant to the Support Agreement for investor support services.  If the New Advisory Agreement had been in place during the Fund's prior fiscal year, the Fund would not have incurred any additional expenses for investor support services, resulting in a 100% reduction in those costs to the Fund and its shareholders.  During the Fund's prior fiscal year, the Fund did not pay any fees to THL Credit or its affiliates.

No Third-Party Beneficiaries. The New Advisory Agreement provides that no person or entity not party to the Agreement will be deemed a third-party beneficiary.

Termination.  The FW Advisory Agreement provided that the Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by FWCA at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party.  The New Advisory Agreement provides that the Agreement may be terminated at any time, without the payment of any penalty: (i) by the Fund upon not less than 30 days' prior written notice to THL Credit after either (a) the vote of a majority of the outstanding voting securities of the Fund or (b) the vote of a majority of the Trustees; or (ii) by THL Credit upon not less than 30 days' prior written notice to the Fund. The termination provision related to "assignment" (as such term is defined for purposes of the 1940 Act) and the term and duration provisions of the New Advisory Agreement do not materially differ from those of the FW Advisory Agreement.

Sub-Advisory Agreement. The Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement are substantially identical, including the fees paid by FWCA and THL Credit, respectively, to Eagle. A marked version of the New Sub-Advisory Agreement against the Prior Sub-Advisory Agreement is attached as Exhibit B to this Proxy Statement.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE NEW AGREEMENTS.

BOARD CONSIDERATION OF THE NEW AGREEMENTS

Background

Beginning in 2018, the Independent Trustees discussed with FWCA and with other parties possible strategic options for the Fund in light of the Fund's trading discount and longer-term performance record. On July 15, 2019 and August 13, 2019, the Independent Trustees discussed with representatives of THL Credit and Eagle a joint proposal from THL Credit and Eagle whereby THL Credit would replace FWCA and Eagle would remain as sub-adviser. The Independent Trustees considered that the joint proposal, unlike some other possible strategic options, such as liquidation or a merger with another fund, would retain the term feature of the Fund. The Independent Trustees considered that the appointment of THL Credit may, by making available to the Fund THL Credit's expertise in bank loans, high-yield bonds and structured credit investments, improve the Fund's yield and total return to shareholders and may therefore help to narrow the Fund's trading discount. The Independent Trustees considered that the retention of Eagle as sub-adviser may allow the Fund's shareholders to continue to benefit from the recent improved Fund performance and would provide continuity in the Fund's day-to-day portfolio management with respect to those portions of the portfolio advised by Eagle. The Independent Trustees considered that THL Credit's and Eagle's joint expense limitation proposal, together with THL Credit's proposal to provide, as part of its advisory relationship and at no additional cost to the Fund, investor support services not provided under the FW Advisory Agreement, could further reduce the Fund's overall fees and expenses and may therefore also help to narrow the Fund's trading discount. The Independent Trustees considered THL Credit's and Eagle's ability to serve as investment adviser and sub-adviser, respectively, and THL Credit's and Eagle's experience, including THL Credit's and Eagle's business, the personnel that would provide services to the Fund and THL Credit's proposed advisory fees and the amount of those fees paid to Eagle. The Independent Trustees had additional conversations among themselves to further discuss the proposal and other potential strategic options. In connection with the August 13, 2019 telephonic Board meeting, the Independent Trustees also considered materials prepared by THL Credit and Eagle in response to additional requests made by the Independent Trustees and revisions to the proposal made at the request of the Independent Trustees. In light of the various discussions and materials provided to the Independent Trustees, the Independent Trustees determined that THL Credit, if selected to act as the investment adviser, and Eagle, if selected to remain as sub-adviser, could further reduce costs to the Fund while providing stability in the oversight of its operations, additional expertise in certain segments of the fixed income market and continuity in day-to-day portfolio management.

At an in-person meeting held on August 27, 2019, the Board, including a majority of the Independent Trustees, considered and approved the New Advisory Agreement and the New Sub-Advisory Agreement. The Board then directed that the New Agreements be submitted to the Fund's shareholders for approval with the Board's recommendation that the shareholders vote to approve each of the New Advisory Agreement and the New Sub-Advisory Agreement.

Factors Considered by the Board

In approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Board discussed its duty to the Fund and, in its examination of various factors relevant in exercising its business judgment, the Board considered the following:

Nature, Extent and Quality of Services to be Provided. The Board received and considered various information regarding the nature, extent and quality of services to be provided under the New Advisory Agreement and the New Sub-Advisory Agreement. The Board noted that the same Eagle personnel who provided portfolio management services under the Prior Sub-Advisory Agreement would also provide those services under the New Sub-Advisory Agreement. The Board considered that, since the Fund's inception, Eagle had been primarily responsible for the day-to-day portfolio management of the Fund. The Board considered that, under the New Agreements, THL Credit and Eagle would share day-to-day portfolio management responsibilities, with THL Credit focused on investments in bank loans, high-yield bonds and structured credit investments and Eagle focused on investments in equity and other fixed income investments. In this regard, the Board took into account the relevant securities experience and capabilities, as well as the reputation, organizational structure and financial resources, of THL Credit and Eagle. The Board also noted both the first-hand experience and knowledge of Eagle the Board had gained through its oversight of Eagle as the Fund's sub-adviser since the Fund's inception and the first-hand experience and knowledge of THL Credit the Independent Trustees had gained through their oversight of THL Credit as the current investment adviser, and previously the sub-adviser, to the THL Credit Senior Loan Fund. The Board also considered that, under the New Advisory Agreement, THL Credit would provide the oversight and other services provided at that time by FWCA under the FW Advisory Agreement as well as the investor support services provided at that time by FWCP under the Support Agreement and the Fund would no longer bear the separate fees paid to FWCP under the Support Agreement for those investor support services. Based on this review, the Board concluded that, under the New Sub-Advisory Agreement, the range and quality of services provided by Eagle to the Fund under the Prior Sub-Advisory Agreement were expected to continue, and that, under the New Advisory Agreement, THL Credit would not only provide, in each case at the same or improved levels, the same services provided at that time by FWCA and FWCP under the FW Advisory Agreement and Support Agreement, respectively, but also offer additional portfolio management capabilities.

Investment Performance. Noting the role of Eagle as the Fund's sub-adviser since its inception, the Board considered the Fund's investment performance results and considered those results in comparison to the performance results, prepared by Broadridge Financial Solutions, Inc., of other funds in an appropriate peer universe and of a benchmark index. These materials covered the one-year, two-year, three-year and since-inception periods ended February 28, 2019. The Board noted that the Fund had outperformed the average of its peer universe for the one-year period presented but had performed below the average of its peer universe for the two-year, three-year and since-inception periods. The Board also considered more recent performance information prepared by FWCA and Eagle and noted the recent improved Fund performance under Eagle's day-to-day portfolio management. The Board also considered the influence on the Fund's longer-term performance of the Fund's since-suspended strategy, conducted under a previous sub-adviser, of writing covered index call options. The Board also considered that the portfolio management personnel responsible for the day-to-day management of the portfolio would continue to provide portfolio management services, in partnership with THL Credit, after the transition in investment adviser. The Board concluded that these factors supported approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

Advisory Fees and Other Fees. The Board considered that the Fund's expenses would decrease under the New Advisory Agreement and related expense waiver. The Board took into account that the Fund's advisory fee rate under the New Advisory Agreement of 0.85% of the average daily value of the Fund's Managed Assets (as defined above) reflected the 2018 reduction negotiated by the Independent Trustees in the advisory fee rate paid to FWCA under the FW Advisory Agreement from 1.05% to 0.85% of the average daily value of the Fund's Managed Assets. The Board noted that THL Credit, not the Fund, would be responsible for payment of Eagle as sub-adviser and considered that the fee split between THL Credit and Eagle reasonably reflected the allocation of responsibilities between them. The Board also considered information concerning management fees paid to investment managers of similarly managed funds. The Board noted that THL Credit does not advise any other registered investment companies with a similar investment objective to the Fund and considered the fees paid by Eagle's other institutional clients in the relevant category of accounts. The Board noted that the Fund's expense ratio would be given further consideration going forward.

The Board further considered that THL Credit would provide investor support as part of its advisory relationship and therefore the Fund would no longer bear the annual fee of 0.05% of the average daily value of the Fund's Managed Assets paid at that time to FWCP for those services. The Board further considered that THL Credit's internal capabilities would eliminate the need for the outsourcing of services that FWCA employed and therefore may allow for more efficient service delivery. The Board also noted that THL Credit and Eagle collectively agreed to limit, through the end of the Fund's term, direct ordinary operating expenses borne by the Fund to an amount not to exceed 0.35% per year of the Fund's Managed Assets, subject to certain exclusions (pro-rated for the period of 2019 during which THL Credit serves as the investment adviser to the Fund). The Board also took into account that THL Credit and Eagle collectively would bear up to $500,000 of certain expenses in connection with the transfer of the advisory relationship from FWCA to THL Credit. The Board concluded that the reduced expense ratio, the maintenance of the reduced advisory fee rate and the proposed expense limitation arrangements supported the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

Economies of Scale. The Board noted that, because the Fund is a closed-end fund that is not continually offering shares, there are limited opportunities for significant economies of scale to be realized by the Fund. The Board considered any potential economies of scale that may result from the proposed changes to the Fund's management arrangements and noted that this would be given further consideration on an annual basis going forward.

Fall-Out Benefits and Other Factors. The Board also considered other benefits to THL Credit and Eagle and/or their affiliates expected to be derived from THL Credit's and Eagle's relationship with the Fund as a result of the proposed changes to the Fund's management arrangements, including the "fallout benefits," such as reputational value derived from serving as an investment adviser to the Fund.

Costs of Services to be Provided and Profitability. The Board considered information regarding Eagle's profitability from managing accounts such as the Fund and noted that THL Credit's future profitability from its relationship with the Fund would be given consideration on an annual basis going forward.

Terms of the Agreements. The Board considered the terms of the New Advisory Agreement and the New Sub-Advisory Agreement, including how the material terms of each agreement compared to those of the FW Advisory Agreement and the Prior Sub-Advisory Agreement, respectively. The Board noted that the material terms of the New Advisory Agreement and the New Sub-Advisory Agreement are substantially similar to those of the FW Advisory Agreement and the Prior Sub-Advisory Agreement, respectively, except for certain differences which include, among other things, that, relative to the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement clarifies that Eagle's responsibilities are with respect only to the portion of the Fund's assets managed by it. The Board concluded that the terms of the New Advisory Agreement and the New Sub-Advisory Agreement were reasonable and supported the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including a majority of the Independent Trustees, concluded that approval of the New Advisory Agreement and the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and the New Sub-Advisory Agreement and recommended that shareholders vote "FOR" the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST
TO SHORTEN THE TERM OF THE FUND BY THREE YEARS

Background

The Fund commenced investment operations on June 19, 2015 and was designed to have a limited term of approximately twelve years. Therefore, the Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") currently provides that the Fund will cease to exist or, subject to shareholder approval, be converted to an open-end investment company at the close of business on May 14, 2027 (the "Termination Date"), except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. The Declaration of Trust further provides that, if the Board believes that under then-current market conditions it is in the best interests of the shareholders to do so, the Board may extend the Termination Date for one year, to May 14, 2028, without a shareholder vote, upon the affirmative vote of not less than 75% of the Trustees then in office. Any amendment to the limited term provisions of the Declaration of Trust requires approval by not less than 75% of the Trustees then in office and a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).

As discussed above, since 2018, the Board, including the Independent Trustees, has been assessing potential strategic options for the Fund to reduce the Fund's overall fees and expenses, manage the Fund's trading discount and improve the Fund's longer-term performance. One of the actions that the Board took to address these concerns was the advisory relationship transition, as discussed above. Following the effectiveness of the Interim Agreements on August 31, 2019, the Board and THL Credit continued to discuss additional options to seek to manage the Fund's trading discount and improve the Fund's longer-term performance. Accordingly, at an in-person meeting held on November 15, 2019, THL Credit and Eagle proposed, and the Board approved, an open-market share repurchase plan for the Fund (the "Share Repurchase Plan"). Under the Share Repurchase Plan, the Fund is authorized to repurchase up to 10% of its outstanding common shares over a period of twelve months through November 30, 2020. The Share Repurchase Plan may help to narrow the Fund's trading discount to net asset value. In addition, at the in-person meeting held on November 15, 2019, THL Credit and Eagle proposed, and the Board approved, subject to shareholder approval, reducing the Fund's term by three years by amending the Declaration of Trust to change the Termination Date to May 14, 2024 (the "Term Reduction Proposal"). Assuming the Fund continues to trade at a discount, reducing the Fund's term accelerates shareholders' realization of the Fund's net asset value. The shortened term also may help to narrow the Fund's trading discount. If the Term Reduction Proposal is approved, the Board will retain the ability to extend the Termination Date for one year, to May 14, 2025, without a shareholder vote, upon the affirmative vote of 75% of the Trustees then in office, provided that the Board believes that under then-current market conditions it is in the best interests of the shareholders to do so. The proposed amendment to the Fund's Declaration of Trust is attached as Exhibit C hereto. In the event that shareholders do not approve the Term Reduction Proposal, the Termination Date will remain May 14, 2027 (subject to the permitted one-year extension).

Board Consideration of the Term Reduction Proposal

The Board has determined that the Term Reduction Proposal is in the best interests of the Fund and its shareholders. In arriving at such determination, consideration was given to the following factors:

•	Potential Discount Mitigation. The Board considers, on a regular basis, the Fund's trading discount to net asset value. Although the Board recognizes that various factors influence the Fund's trading discount, the Board believes that shortening the Fund's remaining term by three years may promote increased secondary market trading of the Fund's shares, which, in turn, may help manage the Fund's trading discount, especially as the Fund approaches the Termination Date.

•	Accelerated Realization of Net Asset Value. The Board considered that, even if the Fund continues to trade at a discount to its net asset value, under the Term Reduction Proposal, shareholders will have a liquidity event in which their Fund shares will be repurchased, in full, at net asset value, three years earlier than under the Fund's current term.

•	No Impact on Ability to Invest Fund Assets. The Board considered that, based on discussions with THL Credit and Eagle, the Term Reduction Proposal would neither impair the ability of THL Credit and Eagle to implement the Fund's investment strategies nor materially impact the types of securities in which the Fund seeks to invest.

The Board also considered that the possibility of seeking "shareholder approval to shorten . . . the life of the Fund" was disclosed to investors in the Fund's registration statement.

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including at least 75% of the Trustees, concluded that the Term Reduction Proposal is in the best interests of the Fund and its shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE TERM REDUCTION PROPOSAL.

REQUIRED VOTE

Provided a Quorum is present, the approval of each of the New Advisory Agreement (Proposal 1A), the New Sub-Advisory Agreement (Proposal 1B) and the Term Reduction Proposal (Proposal 2) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  Abstentions and broker non-votes will have the same effect as a vote against the proposals. Proxies received will be voted "FOR" the approval of each of the proposals unless shareholders designate otherwise.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented at the Fund's next annual meeting to be held in 2020 pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act") must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the 2020 annual meeting no later than June 5, 2020, and must satisfy the requirements of the federal securities laws.

The Fund's By-Laws currently require shareholders wishing to nominate Trustees or propose other business to be brought before the Fund's 2020 annual meeting other than shareholder proposals pursuant to Rule 14a-8 under the 1934 Act to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the shareholders. To be considered timely, any such notice must be delivered to the principal executive office of the Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606 not earlier than May 6, 2020, nor later than 5:00 p.m., C.T., on June 5, 2020; provided, however, that in the event that the date of the Fund's 2020 annual meeting is advanced or delayed by more than 30 days from the date of the preceding year's annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice by a shareholder must set forth all information required by the Fund's By-Laws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Stock Ownership by Directors, Officers and Certain Shareholder

The following table sets forth, as of November 18, 2019, the beneficial ownership of: (i) each director; (ii) the Fund's "named executive officers" (as that term is defined in Item 402 of Regulation S-K); (iii) each shareholder or "group" (as that term is defined in Section 13(d) of the 1934 Act) known to the Fund to beneficially own more than 5% of the outstanding Shares as of November 18, 2019, based on public filings and/or information provided by such persons; and (iv) the named executive officers and directors as a group, to the extent known by the Fund.

Unless otherwise indicated, to the Fund's knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Interested Director
Brian Good	None	*

Independent Directors
Ronald J. Burton	None	*
Laurie Hesslein	None	*
Joseph L. Morea	300	*
Michael Perino	None	*
Steven A. Baffico	None	*

Executive Officers
Jennifer Wilson	None	*

Executive Officers and Directors as a Group	300	*

5% Holders
Raymond James & Associates, Inc.(2) 880 Carillon Parkway St. Petersburg, FL 33716	1,271,347	17.70%
Karpus Management, Inc.(3) 183 Sully's Trail Pittsford, NY 14534	659,888	9.19%

*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the 1934 Act.
(2)	Information shown was obtained from a Form 13F filed by Raymond James & Associates, Inc. ("RJA") with the SEC on November 7, 2019, reporting share ownership as of September 30, 2019. Based on that filing, RJA does not have sole or shared voting power, but does have the power to dispose or direct the disposition of 1,271,347 Shares. The Shares are held in discretionary accounts for the benefit of individual RJA clients who may also direct the disposition of Shares.
(3)	Information shown was obtained from a Form 13F filed by Karpus Management, Inc. with the SEC on October 16, 2019, reporting share ownership as of September 30, 2019.

Investment Adviser, Sub-Adviser and Administrator

Prior to the Effective Date, FWCA served as the Fund's investment adviser. The principal executive office of FWCA is 33 Plymouth Street, Montclair, NJ 07042.

As of the date hereof, THL Credit serves as the Fund's interim investment adviser. The principal executive office of the Adviser is 100 Federal Street, 31st Floor, Boston, MA 02110.

Prior to the Effective Date, Eagle Asset Management, Inc. served as an investment sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between FWCA and Eagle. As of the date hereof, Eagle serves as an investment sub-adviser to the Fund pursuant to an Interim Sub-Advisory Agreement between THL Credit and Eagle. The principal executive office of Eagle is 880 Carillon Parkway, St. Petersburg, FL 33716.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286, serves as administrator to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's Trustees and executive officers, certain persons affiliated with the Fund and persons who beneficially own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes of ownership with the SEC. Trustees, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and representations from certain of such persons, the Fund believes that during the Fund's fiscal year ended December 31, 2018, all such filing requirements applicable to such persons were met.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

The Fund does not intend to present any other business at the Special Meeting, nor is the Fund aware that any shareholder plans to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

VOTING RESULTS

The Fund will advise its shareholders of the voting results of the matters voted upon at the Special Meeting in its next Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEE

Please advise the Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the shareholders.

EXPENSES OF PROXY SOLICITATION

The Fund has engaged D.F. King & Co., Inc. ("D.F. King") to serve as proxy solicitor and vote tabulator at an anticipated cost of approximately $25,000 plus out-of-pocket expenses. This estimate is subject to the final solicitation campaign approved by the Fund and executed by D.F. King.  In addition to the use of mails, proxy solicitations may be made by telephone, fax and personal interview by D.F. King.  Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed for out-of-pocket expenses incurred in this connection.  If you have any questions concerning this Proxy solicitation, please contact Jennifer Wilson, Telephone Number:  1-312-995-6447.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the proxy statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person.

THL Credit and Eagle will bear up to $500,000 of certain expenses in connection with the transfer of the advisory relationship from FWCA, including the costs of D.F. King's services and other fees and expenses associated with the ordinary preparation, mailing and solicitation of proxies.  Any other fees and expenses will be paid for by the Fund, unless THL Credit or Eagle otherwise agrees to bear those fees or expenses.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at 1-833-845-7513 or write to Eagle Growth and Income Opportunities Fund at 227 West Monroe Street, Suite 3200, Chicago, IL 60606.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

EXHIBIT A

COMPARISON OF ADVISORY AGREEMENT

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

ADVISORY AGREEMENT

This Advisory Agreement is hereby made as of the ~~24~~27th day of ~~May~~August, ~~2018~~2019 (the "Agreement") between Eagle Growth and Income Opportunities Fund, a Delaware statutory trust (the "Fund"), and ~~Four Wood Capital~~THL Credit Advisors~~,~~ LLC, a ~~New York~~Delaware limited liability company ("~~FWCA~~THL Credit" or the "Adviser").

WITNESSETH:

WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, ~~the Adviser~~THL Credit is engaged in rendering investment advisory services, and ~~is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act")~~has been engaged to serve as the Fund's investment adviser pursuant to an interim advisory agreement effective as of August 31, 2019; and

WHEREAS, the Fund desires to retain ~~the Adviser~~THL Credit to provide investment advisory services to the Fund on a non-interim basis, and ~~the Adviser~~THL Credit is willing to provide or procure such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

ARTICLE I. APPOINTMENT

A.       Appointment. The Fund hereby appoints ~~FWCA~~THL Credit to act as Adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to provide the advisory services herein described, for the compensation herein provided.

ARTICLE II. ADVISORY SERVICES

A.             Advisory Duties of Adviser. Subject to the supervision of the Board of Trustees of the Fund (the "Board"), the Adviser shall manage all aspects of the advisory operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund, in conformity with the Agreement, as amended from time to time, Declaration of Trust of the Fund (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Declaration of Trust") and By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws"); under the instructions and directions of the Board; and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder, the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all rules and regulations thereunder, and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use its best efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code. In managing the Fund in accordance with the requirements set out in this Section, the Adviser will be entitled to receive and act upon advice of counsel for the Fund.

1.          Fund Management. The Adviser will determine the securities and other instruments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser's determinations and all in accordance with the policies as set out in the Fund's Prospectus (as defined herein) or as adopted by the Board and disclosed to the Adviser. The Adviser will determine what portion of the Fund's portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents. The Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser's investment advisory clients.

2.          Selection of Brokers. Subject to the policies established by, and any direction from, the Board, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Fund. The Adviser will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement (as defined herein) or as the Board may direct from time to time. It is recognized that, in providing the Fund with investment supervision or the placing of orders for Fund transactions, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser or any subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser or any subadviser in connection with its services to other clients.

Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), and the rules and interpretations of the Securities and Exchange Commission ("SEC") thereunder, or as otherwise permitted from time to time by the Fund's ~~registration statement~~Registration Statement.

The Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and to such other clients.

3.           Delegation of Investment Advisory Services. Subject to the prior approval of a majority of the members of the Board, including a majority of the ~~Board~~Trustees of the Fund (the "Trustees") who are not "interested persons" of the Fund (the "Independent Trustees") and, to the extent required by applicable law, by the shareholders of the Fund, the Adviser may, through a ~~subadvisory~~sub-advisory agreement or other arrangement, delegate to a subadviser any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of ~~a majority of the members of~~ the Board, including a majority of the ~~Board who are not "interested persons"~~Independent Trustees, and, to the extent required by applicable law, by the shareholders of the Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

4.           Instructions to Custodian. The Adviser or any subadviser shall provide the Fund's custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

5.           Valuation. The Adviser will provide assistance to the Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by such valuation policies and procedures as ~~may be~~have been adopted by the Fund from time to time.

B.              Books and Records. The Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Fund may direct, all records relating to the Adviser's services under this Agreement and the Fund's investments made by the Adviser as are required by Section 31 under the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Investment Advisers Act of 1940, as amended, the 1934 Act, the Commodities Exchange Act, and rules and regulations thereunder, and the Fund's compliance policies and procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and compliance policies and procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and shall be surrendered promptly to the Fund on request.

C.            Advisory Services Not Exclusive. The Adviser's services to the Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that ~~officers or~~the personnel employed by the Adviser to assist in the performance of its duties hereunder, as well as the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, and the ~~Manager~~Adviser has not delegated to a subadviser the responsibility for the management of all of the assets of the Fund, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired for or disposed of ~~for~~by the Fund.

ARTICLE III. EXPENSES

A.             Expenses Borne by Adviser.

1.           In connection with the services rendered by the Adviser under this Agreement, the Adviser will bear all of the following expenses:

(i)          The salaries and expenses of all personnel of the Fund and the Adviser, except the fees and expenses of the Independent Trustees ~~who are not interested persons of the Adviser or of the Fund~~, and any portion of the salary of the Fund's Chief Compliance Officer that the Board approves for payment by the Fund, if any; and

(ii)          All expenses incurred by the Adviser in connection with managing the investment operations of the Fund other than those assumed by the Fund or administrator of the Fund or other third party under a separate agreement.

B.             Expenses Borne by the Fund.

1.           The Fund assumes and will pay its expenses, including but not limited to those described below:

(i)          The fees of any investment adviser or expenses otherwise incurred by the Fund in connection with the management of the investment and reinvestment of the assets of the Fund;

(ii)          Brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions or purchase and sale of other investment instruments on behalf of the Fund (including, without limitation, security settlement costs);

(iii)          Litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business;

(iv)          The fees and expenses of the Independent Trustees ~~who are not interested persons of the Adviser or any investment adviser~~, and any portion of the salary of the Fund's Chief Compliance Officer that the Board approves for payment by the Fund, if any;

(v)          The fees and expenses of the Fund's custodian which relate to: (a) the custodial function and the recordkeeping connected therewith; (b) the preparation and maintenance of the general required accounting records of the Fund not being maintained by the Adviser; (c) the pricing of the Fund's portfolio securities, including the cost of any pricing service or services which may be retained pursuant to the authorization of the ~~Trustees of the Fund~~Board; and (d) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's shares;

(vi)         The fees and expenses of the Fund's transfer and dividend disbursing agent, which may be a custodian of the Fund, which relate to the maintenance of each shareholder account;

(vii)        The fees and expenses of the Fund's administrator and accounting agent;

(viii)       The charges and expenses of legal counsel (including legal counsel to the Independent Trustees ~~who are not interested persons of the Adviser~~), the Chief Compliance Officer and independent accountants for the Fund;

(ix)          ~~All~~Organizational and offering expenses of the Fund, all taxes and business fees payable by the Fund to federal, state or other governmental agencies and all costs of maintaining the Fund's existence;

(x)          The fees of any trade or industry association of which the Fund may be a member;

(xi)          The cost of share certificates representing the Fund's shares, if any;

(xii)          The cost of fidelity, Trustees and officers and errors and omissions insurance;

(xiii)      Allocable ~~communications~~ expenses with respect to shareholder communications and investor services and all expenses of shareholders' and Trustees' meetings and of preparing, filing, printing and mailing prospectuses, proxies ~~and other reports to~~, shareholders reports, press releases, fact sheets and other shareholder communications in the amount necessary for distribution to the shareholders;

(xiv)       The fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the SEC~~, registering the Fund with a broker or dealer~~ and qualifying its shares under state securities laws, including the preparation and printing of the Fund's ~~registration statements and prospectuses~~Registration Statement and amendments thereto and Prospectus for filing under federal and state securities laws for such purposes; ~~and~~

(xv)         Fees and expenses related to the registration and listing of the Fund's shares on any securities exchange;

(xvi)        The expenses of issue, sale and repurchase of shares in the Fund, including expenses of conducting tender or repurchase offers for purposes of repurchasing Fund shares;

(xvii)       Expenses associated with the Fund's use of leverage, including any rating agency fees, commitment fees, and interest expenses on borrowings;

(xviii)     Loan commitment fees and interest and distributions paid on securities sold short; and

(xix)        All other expenses properly payable by the Fund.

ARTICLE IV. COMPENSATION

Compensation. For the services provided and the facilities furnished pursuant to this Agreement, the Fund will pay to the Adviser by the 2nd business day of each month as full compensation therefor a fee at the annual rate of 0.85% of the average daily value of the Fund's Managed Assets, as such term is defined herein. For purposes of calculating the advisory fee, the Fund's "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). Borrowings for investment purposes include any form or combination of financial leverage instruments, such as borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Furthermore, the value of the Fund's total assets shall be computed in the manner and on such days and at such time or times as provided in the Fund's valuation policies and procedures.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

ARTICLE V. ADDITIONAL OBLIGATIONS OF THE FUND

A.            Documents. The Fund has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

1.           Declaration of Trust, filed with the Secretary of the State of Delaware;

2.           By-Laws;

3.           Certified Resolutions of the Board authorizing the appointment of the Adviser and approving the form of this Agreement;

4.           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-~~2 (the "Registration Statement"),~~2, as filed with the SEC, relating to the Fund and the Fund's shares and all amendments thereto (the "Registration Statement");

5.            Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and all amendments thereto; and

6.           The ~~form of~~ Prospectus and Statement of Additional Information of the Fund pursuant to which the Fund's shares are offered for sale to the public (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called collectively the "Prospectus").

ARTICLE VI. LIMITATION OF LIABILITY

A.             Limitation of Liability of Adviser. Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser, including its officers, directors, members, shareholders, employees and partners, shall not be subject to any liability to the Fund, or to any shareholder, officer, director, partner, employee or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

B.             Limitation of the Fund and Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents or shareholders of the Fund shall be personally liable hereunder. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

ARTICLE VII. MISCELLANEOUS

A.             Adviser Personnel. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they are elected or appointed. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees. The Adviser shall make its directors, officers and employees available to attend ~~Fund~~ Board meetings as may be reasonably requested by the Board from time to time. The Adviser shall prepare and provide such reports on the Fund and its operations as may be reasonably requested by the Board from time to time.

B.             Duration Term and ~~Termination~~Duration. This Agreement shall become effective on the date the Fund's shareholders approve this Agreement in accordance with the requirements of the 1940 Act and shall continue in effect for ~~a period of~~ two ~~(2)~~ years from ~~the date hereof following shareholder approval, as necessary, and thereafter only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act and the rules thereunder and any applicable SEC or SEC staff guidance or interpretation. This~~such date. Thereafter, the Agreement shall continue ~~in effect for a period of no more than one (1) year(s) from the date hereof in circumstances when shareholder approval is not required, and thereafter only so long as~~automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) the vote of a majority of the Interested Trustees who are not parties to this Agreement, in accordance with the requirements of the 1940 Act, or as otherwise permitted in conformity with the requirements of the 1940 Act and the rules thereunder and any applicable SEC or SEC staff guidance or interpretation. ~~However, this~~

C.              Termination. This Agreement may be terminated at any time, without the payment of any penalty~~, by the Trustees of the Fund or by~~: (i) by the Fund upon not less than thirty (30) days' prior written notice to the Adviser after either (a) the vote of a majority of the outstanding voting securities ~~(as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on~~of the Fund or (b) the vote of a majority of the Trustees; or (ii) by the Adviser upon not more than sixty (60) days' ~~nor less than thirty (30) days' written notice to the other party~~and not less than sixty (60) days' prior written notice to the Fund. This Agreement shall ~~terminate~~ automatically terminate in the event of its "assignment" (as such term is defined ~~in~~for purposes of the 1940 Act).

~~C.~~D.         Independent Contractor. Except as otherwise provided herein or authorized by the Board from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

~~D~~E.           Amendment. This Agreement may be amended in accordance with the 1940 Act, provided that any amendment, alteration, waiver or modification shall be in writing duly executed by the proper officials of the parties hereto, and no amendment to this Agreement shall be effective until approved by vote of the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party.

~~E~~F.           Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 100 ~~Wall~~Federal Street, ~~11th~~31st Floor ~~New York~~Boston, ~~NY~~MA, ~~10005,~~02110, Attention: ~~President~~Sabrina Rusnak-Carlson, General Counsel; or (2) to the Fund at 100 ~~Wall~~Federal Street, ~~11th~~31st Floor ~~New York~~Boston, ~~NY~~MA, ~~10005~~02110, Attention: ~~Secretary~~Chief Legal Officer.

~~F~~G.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

~~G~~H.           Use of Name. The Fund may use any name including the name ~~Four Wood Capital~~THL Credit or any derivative thereof for so long as this Agreement or any other agreement between the Adviser or any other affiliate and the Fund or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser or any organization that shall have so succeeded to its respective business.

~~H~~I.            Captions and Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

~~I~~J.             No Third -Party Beneficiaries. No person or entity not a party to this Agreement shall be deemed a third -party beneficiary of this Agreement.

K.             Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

~~J~~L.            Interpretation of Law. As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

~~K.             Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.~~

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the ~~24th day of May, 2018.~~date set forth above. This Agreement may be signed in counterparts.

~~FOUR WOOD CAPITAL~~THL CREDIT ADVISORS~~,~~ LLC

Attest:	By:
Name:	Name:
Title:	Title:

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

Attest:	By:
Name:	Name:
Title:	Title:

EXHIBIT B

COMPARISON OF SUB-ADVISORY AGREEMENT

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND

SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the ~~18~~27th day of ~~June~~August, ~~2015~~2019 (the "Agreement"), between ~~Four Wood Capital~~THL Credit Advisors LLC, a ~~New York~~Delaware limited liability company (the "Adviser"), and Eagle Asset Management, Inc., a Florida corporation (the "Subadviser").

WHEREAS, Eagle Growth and Income Opportunities Fund (the "Fund") is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the ~~Fund~~Adviser has been retained by the Fund to serve as investment manager for the Fund, effective August 31, 2019, pursuant to an Interim Advisory Agreement between the Adviser and the Fund, and the Subadviser has been retained to serve as the Fund's investment subadviser, effective as of August 31, 2019, pursuant to an Interim Subadvisory Agreement between the Adviser and the Subadviser; and

WHEREAS, the Adviser has been retained by the ~~Adviser~~Fund to serve as investment manager for the Fund on a non-interim basis pursuant to ~~a Management~~an Advisory Agreement between the Adviser and the Fund (as such Agreement may be modified from time to time, the "~~Management Agreement")~~Advisory Agreement"), effective on the date the Fund's shareholders approve the Advisory Agreement in accordance with the requirements of the 1940 Act; and

WHEREAS, under the ~~Management~~Advisory Agreement, the Adviser has agreed to provide certain investment advisory and related administrative services to the Fund; and

WHEREAS, the ~~Management~~Advisory Agreement permits the Adviser to delegate certain of its investment advisory duties under the ~~Management~~Advisory Agreement to one or more subadvisers; and

WHEREAS, the Adviser ~~wishes~~desires to retain the Subadviser to ~~furnish~~provide certain investment advisory services to the Fund and manage such portion of the Fund as the Adviser shall from time to time direct on a non-interim basis, and the Subadviser is willing to ~~furnish~~provide such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Subadviser as follows:

1.          Appointment. The Adviser hereby appoints the Subadviser to provide certain investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.          Fund Management Duties. Subject to the supervision of the Fund's Board of Trustees ("Board") and the Adviser, the Subadviser will provide a continuous investment program for ~~the~~its allocable portion of Fund assets and determine the composition of ~~the~~such assets ~~of the Fund~~, including determination of the purchase, retention or sale of the securities or instruments, cash and other investments contained in the portfolio. The Subadviser will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Fund's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Fund, when these transactions should be executed, and what portion of the Fund should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Fund. The Subadviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's registration statement under the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act (the "Registration Statement") or the Fund's annual and semi-annual reports to shareholders, as delivered to the Subadviser from time to time.

The Subadviser's authority hereunder shall include the power to buy, sell, and hold such securities and other instruments, to open accounts and execute trading agreements and any other reasonable and customary documents on behalf of the Fund (including any amendments, waivers, voting or corporate action notice) as the Subadviser deems appropriate within the parameters of the Fund's investment objective, policies and restrictions as stated in the Fund's ~~registration statement under the 1933 Act and the 1940 Act~~Registration Statement or the Fund's annual and semi-annual reports to shareholders, and the conditions of this Agreement. The Subadviser agrees that, prior to (i) opening (or amending) any accounts, including prime brokerage and futures accounts with brokerage firms or other financial institutions and (ii) entering into (or amending) any ISDA master agreement, master repurchase agreement, master securities lending agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto (such agreements collectively, "OTC Agreements"), or any related clearing agreements or control agreements on behalf of the Fund, the Fund shall have an opportunity to review the terms of, and the use of, any such account opening documents, prime brokerage, futures and other related agreements, OTC Agreements, and related clearing agreements or control agreements.

The Adviser must provide the Subadviser any agreements and procedures of the Fund prior to execution or finalization with reasonable time to discuss such agreements and procedures. The exercise or the performance of any consent right by the Fund (as described above) shall not relieve the Subadviser of its liability, if any, or responsibilities hereunder. The Subadviser further agrees as follows:

(a)           The Subadviser understands that the Fund is required to be managed so as to permit the Fund to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), and will coordinate efforts with the Adviser with that objective.

(b)          The Subadviser will perform its activities in material compliance with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board of which a copy has been delivered to the Subadviser and the Subadviser has reasonable time to review, and the provisions of the Fund's ~~registration statement~~Registration Statement.

(c)           In connection with the purchase and sale of securities and instruments for the Fund, the Subadviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

(d)          The Subadviser will assist the Fund, the custodian and the portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the ~~registration statement for the Fund~~Registration Statement and with the Fund's Valuation Procedures, the value of any portfolio securities, instruments or other assets of the Fund.

(e)          The Subadviser will make available to the Fund and the Adviser, promptly upon request, all of the Fund's investment records and ledgers maintained by the Subadviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Subadviser will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(f)          The Subadviser will provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Fund and the issuers and securities represented in the Fund's portfolio, and will furnish the Board such periodic and special reports as the Board and the Adviser may reasonably request. In addition, the Subadviser shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the investment program for the Fund, the performance of the Fund and conditions affecting the marketplace generally.

(g)          The Subadviser shall provide the Adviser, the Fund or the Board with such information and assurances (including certifications and sub-certifications) and with such reasonable assistance as the Adviser, the Fund or the Board may reasonably request from time to time in order to assist it in complying with applicable laws, rules, regulations and exemptive orders, including requirements in connection with the Adviser's, the Subadviser's or the Board's fulfillment of its responsibilities under Section 15(c) of the 1940 Act and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities, and tax laws and other applicable laws, including without limitation that Sarbanes Oxley Act of 2002. The Subadviser shall review draft reports to shareholders, registration statements or amendments thereto or portions thereof that relate to the Fund or the Subadviser and other documents provided to the Subadviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information provided by the Subadviser and/or contained in such reports or other documents.

(h)          In rendering the services required under this Agreement, the Subadviser may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadviser may not, however, retain as subadviser any company that would be an "investment adviser" as that term is defined in the 1940 Act, to the Fund unless the contract with such company is approved the Adviser and by a majority of the Board and by a majority of ~~Board~~Trustees of the Fund (the "Trustees") who are not parties to any agreement or contract with such company and who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), of the Fund, the Adviser, the Subadviser or any such company that is retained as subadviser, and also is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act. The Subadviser shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadviser, any subadviser or other person or entity that the Subadviser has employed or with which it has associated with respect to the Fund, or any employee thereof has not, to the best of the Subadviser's knowledge, in any material connection with the handling of Fund assets:

(i)          been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)          been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)          been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

3.          Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser shall pay the Subadviser, and the Subadviser agrees and accepts as full compensation therefor, a subadvisory fee in an amount equal to 50% of the advisory fees paid to the Adviser for its services as investment manager to the Fund under the ~~Investment Management~~Advisory Agreement between the Adviser and the Fund.

4.         Broker-Dealer Selection. ~~The~~With respect to the portion of the Fund's assets managed by the Subadviser pursuant to this Agreement, the Subadviser is responsible for decisions to buy and sell securities and other investments for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadviser, consistent with investment considerations, is to seek the most favorable price and best execution for the Fund, taking into account a number of factors including, but not limited to, the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the market for the security; the desired timing of the trade; the activity existing and expected in the market for the particular security or instrument; confidentiality, including trade anonymity; the quality of execution; clearance and settlement services; financial stability of the broker-dealer, and the broker-dealer's executing capabilities, including block positioning, and ability to obtain best price and execution. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and interpretations of the Securities and Exchange Commission (the "SEC") thereunder, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadviser's or its affiliate's overall responsibilities with respect to the Fund and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Fund's Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadviser is further authorized to allocate the orders placed by it on behalf of the Fund to the (i) Subadviser if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Fund, the Subadviser or an affiliate of the Subadviser. Such allocation shall be in such amounts and proportions as the Subadviser shall determine consistent with the above standards and the Subadviser will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor. The Subadviser may, on occasions when it deems the purchase or sale of a security or instrument to be in the best interests of the Fund as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities or instruments to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities or instrument so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and to such other clients.

5.         Disclosure about Subadviser. The Subadviser has reviewed the ~~registration statement for the Fund~~Registration Statement filed with the SEC that contains disclosure about the Subadviser and represents and warrants that, with respect to the disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

6.         Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. ~~The Subadviser shall be responsible for one half of the expenses incurred in connection with the launch of the Fund, including but not limited to offering expenses, organizational costs, structuring fees and related costs, and distribution costs, other than the expenses borne by the Fund. The details of such expenses will be subject to and governed by an agreement to be negotiated.~~ The Subadviser shall be responsible for all costs associated with any proxy statements and/or other disclosure materials that are required due to a change in control of the Subadviser. Notwithstanding the foregoing, the Fund shall be responsible for all the expenses of the Fund's operations, including, but not limited to:

(a)           the fees and expenses of the Independent Trustees ~~who are not interested persons of the Adviser or of the Fund~~;

(b)          the fees and expenses of the Fund which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Fund not being maintained by the Adviser; and (iii) the pricing of the Fund's shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Board;

(c)           the fees and expenses of the Fund's transfer and dividend disbursing agent, which relate to the maintenance of each shareholder account;

(d)           the charges and expenses of legal counsel (including legal counsel to the Independent Trustees) and independent accountants for the Fund, including as relates to assignment or disposition of distressed assets;

(e)           brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions or purchase and sale of other investment instruments on behalf of the Fund (including, without limitation, security settlement costs);

(f)           all taxes and business fees payable by the Fund to federal, state or other governmental agencies;

(g)           the fees of any trade association of which the Fund may be a member;

(h)           the cost of share certificates representing the Fund's shares, if any;

(i)           the fees and expenses involved in registering and maintaining registrations of the Fund with the SEC~~,~~ and qualifying Fund shares under state securities laws, including the preparation and printing of the Fund's registration ~~statement and prospectus~~statements and amendments thereto and prospectuses for filing under federal and state securities laws for such purposes;

(j)           allocable ~~communications~~ expenses with respect to shareholder communications and investor services and all expenses of shareholders' and ~~Board~~Trustees' meetings and of preparing, filing, printing and mailing ~~reports to~~prospectuses, proxies, shareholders reports, press releases, fact sheets and other shareholder communications in the amount necessary for distribution to the shareholders;

(k)           litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and

(l)           transaction, pricing and other similar fees relating to the Fund's investments, including closing fees, assignment fees, agent fees, rating agency fees and administrative fees associated with processing investments (e.g., Clearpar trading closing fees).

7.           Compliance.

(a)           The Subadviser agrees to assist the Adviser and the Fund in complying with the Fund's obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Fund's Chief Compliance Officer with requested information about any independent third-party reports (if available) in connection with the Subadviser's compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act ("Subadviser's Compliance Program"); (ii) reporting any material deficiencies in the Subadviser's Compliance Program to the Fund's Chief Compliance Officer within a reasonable time following the Subadviser becoming aware of such deficiency; and (iii) reporting any material changes to the Subadviser's Compliance Program to the Fund's Chief Compliance Officer within a reasonable time. The Subadviser understands that the Board is required to approve the Subadviser's Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board's approval of the Subadviser's Compliance Program.

(b)           The Subadviser agrees that it shall immediately notify the Adviser and the Fund's Chief Compliance Officer: (i) in the event that the Subadviser is aware that the SEC has placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser immediately of any material fact known to the Subadviser about the Subadviser that is not contained in the ~~registration statement for the Fund~~Registration Statement, or any amendment or supplement thereto, or upon the Subadviser becoming aware of any statement contained therein about the Subadviser that becomes untrue in any material respect.

(c)           The Adviser agrees that it shall immediately notify the Subadviser: (i) in the event that the SEC has placed limitations upon either of the Adviser or the Fund's activities, functions or operations, suspended or revoked the Adviser's registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

(d)           The Subadviser has established and will keep in effect a business continuity plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented promptly. The Subadviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Subadviser to implement any procedures under such plan.

8.          Representations and Warranties.

(a)           The Subadviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it has reviewed the registration requirements of the CEA and the National Futures Association ("NFA") relating to commodity pool operators and commodity trading advisors and is either appropriately registered with the CFTC and a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Subadviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (v) it has policies and procedures to ensure compliance with economic sanctions programs ("Sanctions") that are applicable to Subadviser, including but not limited to those administered or promulgated by the U.S. Department of the Treasury's Office of Foreign Assets Control, the European Union, and the United Nations Security Council; (vi) neither the execution or delivery of this Agreement by the Subadviser nor any action taken in its performance of its obligations hereunder shall cause the ~~Trust~~Fund or the Adviser to be in violation of Sanctions; and (vii) neither the execution or delivery of this Agreement by the Subadviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Subadviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Subadviser or any of its assets that would reasonably be expected to have a material adverse impact on the Subadviser's ability to perform its obligations under this Agreement.

(b)           The Subadviser shall promptly notify the Adviser and the ~~Trust~~Fund in writing of the occurrence of any of the following events: (i) any breach of this Agreement; (ii) any of the representations and warranties of the Subadviser contained herein becomes untrue after the execution of this Agreement; (iii) the Subadviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b)of the 1940 Act or otherwise that prevents the Subadviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Subadviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving or in any way relevant to the affairs of the Fund; (v) any of the named portfolio managers of the Fund ("Key Personnel") are no longer active, or are proposed to no longer be active, in the day-to-day management of and/or trading decisions for the Fund; (vi) any change in any of the Key Personnel and/or any change concerning any of the Key Personnel (including, without limitation, any change in the location of any such person or any adverse change in the position, function, regulatory or licensing status or other circumstances of any such person) which may adversely affect the Fund; (vii) any proposed change in control of the Subadviser; and (viii) any proposed assignment of this Agreement. The Subadviser further agrees to notify the Adviser and the Fund promptly if any statement regarding the Subadviser contained in the Fund's Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

9.           Documents. The ~~Adviser has delivered to the~~ Subadviser possesses copies of each of the following documents, and the Adviser will deliver to ~~it~~the Subadviser all future amendments and supplements with respect to such documents, if any:

(a)           Declaration of Trust of the Fund, as amended from time to time, as filed with the Secretary of the State of Delaware (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the "Declaration of Trust");

(b)           By-Laws of the Fund, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

(c)           Certified Resolutions of the Board authorizing the appointment of the Subadviser and approving the form of this Agreement;

(d)           Registration statement under the 1940 Act and the 1933 Act, as amended, on Form N-2, as filed with the SEC relating to the Fund and the Fund's shares, and all amendments thereto;

(e)           Any press releases relating to the Fund;

(f)           All financial statements of the Fund; and

(g)           Notification of Registration of the Fund under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto.

10.         Books and Records. The Subadviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Adviser or Fund may direct, all records relating to the Subadviser's services under this Agreement and the Fund's investments made by the Subadviser as are required by Section 31 under the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Fund's compliance policies and procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and compliance policies and procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Subadviser on behalf of the Fund are the property of the Fund and shall be surrendered promptly to the Fund or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Fund's auditors, the Fund or any representative of the Fund (including, without limitation, the Fund's Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Fund.

11.        Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.

12.       Reference to the Subadviser. The Adviser and the Fund are authorized to publish and distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of sub-investment advisory services by the Subadviser pursuant to this Agreement and to use in advertising, publicity or otherwise the name of the Subadviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Subadviser, with the prior written consent of the Subadviser. In addition, the Adviser may distribute information regarding the provision of sub-investment advisory services by the Subadviser to the Board with the prior written consent of the Subadviser. The Adviser shall provide copies of such items to the Subadviser upon request within a reasonable time following such use, publication or distribution.

13.       Confidentiality. The Subadviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and their prior, present or potential shareholders (collectively, the "Information"), unless required by law or expressly permitted herein. The Subadviser will not use such Information for any purpose other than the performance of its responsibilities and duties hereunder, unless expressly permitted herein. Such Information may not be disclosed except (i) after prior notification to and approval in writing (including electronic mail) by the Fund or its legal counsel; (ii) to its affiliates and its and its affiliates' directors, officers, employees and agents, including accountants, rating agencies, portfolio management servicers, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (iii) in connection with the exercise of any remedies hereunder or any suit action or proceeding relating to this Agreement or the enforcement of rights hereunder; (iv) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of, or any prospective assignee of, any of its rights and obligations under this Agreement in accordance with the terms of this Agreement; (v) to the extent such Information (a) becomes publicly available other than as a result of a breach of this Section or (b) becomes available to the Subadviser on a on a non-confidential basis from a source other than in connection with its duties hereunder; (vi) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about the Subadviser's or the Fund's investment portfolio in connection with ratings issued with respect to the Fund or the Subadviser or its managed funds; (vii) in connection with any public filing by the Subadviser or any of its affiliates and to service providers to the Subadviser with respect to such filing; (viii) to any financial institution that is a lender (or other provider of financing) to the Subadviser (with respect to sub-items (vii) and (viii), it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ix) if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or (x) otherwise required by law or regulation or by any subpoena or similar legal process.

14.        Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Adviser shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadviser.

15.        Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadviser, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement. Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.        Indemnification.

(a)           The Adviser agrees to indemnify and hold harmless the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Subadviser (all of such persons being referred to as "Subadviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities to the Fund, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or reckless disregard of the Adviser's obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Fund's ~~registration statement~~Registration Statement, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser, the Fund or to any affiliated person of the Adviser by a Subadviser Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Subadviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which ~~a~~an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as Subadviser of the Fund, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadviser; (ii) may be based upon a failure by the Subadviser to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the ~~registration statement~~Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund or any affiliated person of the Adviser or Fund by the Subadviser or any affiliated person of the Subadviser; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Adviser shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadviser Indemnified Person unless such Subadviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadviser Indemnified Person (or after such Subadviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Subadviser Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Subadviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadviser Indemnified Person, adequately represent the interests of the Subadviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Subadviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Subadviser Indemnified Person. The Subadviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Subadviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadviser Indemnified Person.

(d)           The Subadviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against ~~a~~an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Subadviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadviser of any such claim shall not relieve the Subadviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Adviser Indemnified Person, the Subadviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person. If the Subadviser assumes the defense of any such action and the selection of counsel by the Subadviser to represent both the Subadviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Subadviser will, at its own expense, assume the defense with counsel to the Subadviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Subadviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall beat the fees and expenses of any additional counsel retained by it, and the Subadviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

17.        Services Not Exclusive. The services furnished by the Subadviser hereunder are not to be deemed exclusive, and except as the Subadviser may otherwise agree or has agreed in writing, the Subadviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadviser, who may also be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

18.        Term and Duration ~~and Termination~~. This Agreement shall become effective on the date ~~first indicated above. Unless terminated as provided herein,~~ the Fund's shareholders approve this Agreement ~~shall remain in full force and effect for an initial period of~~in accordance with the requirements of the 1940 Act and shall continue in effect for two ~~(2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter~~years from such date. Thereafter, the Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved ~~each year by:~~ at least annually by (~~a~~i) the vote of ~~a majority of~~ the ~~entire~~ Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund~~;~~ and (~~b~~ii) the vote of a majority of the ~~Board~~Independent Trustees who are not parties to this Agreement, in accordance with the requirements of the 1940 Act, or ~~interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this~~as otherwise permitted in conformity with the requirements of the 1940 Act and the rules thereunder and any applicable SEC or SEC staff guidance or interpretation.

19.       Termination. This Agreement may be terminated: (A) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Subadviser and the Fund; (B) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser and the Subadviser; or (C) by the Subadviser at any time without penalty, upon sixty (60) days' written notice to the Adviser and the Fund. In the event of termination for any reason, all records of the Fund shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Subadviser; provided, however, that the Subadviser may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the ~~Management~~Advisory Agreement between the Adviser and the Fund is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 10, 11, 12, 13, 14, 15, 16 and ~~20~~21 of this Agreement shall remain in effect, as well as any applicable provision of this Section ~~18.~~19.

~~19.~~20.   Amendments. This Agreement may be amended in accordance with the 1940 Act, provided that any amendment, alteration, waiver or modification shall be in writing duly executed by the proper officials of the parties hereto, and no amendment to this Agreement shall be effective until approved by vote of the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party.

~~20.~~21.   Use of Name.

(a)           It is understood that the ~~trade names and service marks Four Wood, FW~~name THL Credit or any ~~derivatives~~derivative thereof or logo associated ~~with those names~~therewith (the "Adviser Marks") are the valuable property of the Adviser and/or its affiliates, and that the Subadviser has the right to use such Adviser Marks only with the approval of the Adviser and only so long as the Adviser is Adviser to the Fund. Upon termination of the ~~Management~~Advisory Agreement, the Subadviser shall forthwith cease to use such Adviser Marks. All goodwill and proprietary rights derived from the use by the Subadviser of the Adviser Marks shall inure to the Adviser's benefit.

(b)           It is understood that the trade names and service marks including Eagle, Eagle Asset Management, Eagle Asset Management, Inc., or any derivatives thereof or logo or trademark (including any corporate identifier) associated with those names or Eagle generally (collectively, the "Subadviser Marks") are the valuable property of the Subadviser and/or its affiliates, and that the Fund has the right, without the right to delegate or sub-license, to use such Subadviser Marks in offering materials of the Fund or sales materials with respect to the Fund for so long as the Subadviser is a subadviser to the Fund and the Subadviser has approved such use in accordance with the following sentence. All materials bearing any Subadviser Marks must be approved in writing (including electronic mail) and in advance by the Subadviser prior to use or dissemination. Upon termination of this Agreement, the Fund shall forthwith cease to use such Subadviser Marks. All goodwill and proprietary rights derived from the use by the Fund of the Subadviser Marks shall inure to the Subadviser's benefit.

(c)          Subject to the written approval of the Adviser, or a representative of the Fund, the Subadviser may include the name of the Fund in a representative list of Subadviser's clients.

~~21.~~22. Proxies; Class Actions.

(a)           The Subadviser is hereby appointed the Fund's agent and attorney-in-fact to exercise in its discretion all rights and perform all duties which may be exercisable in relation to the Fund, including without limitation the right to vote (or in its discretion, refrain from voting), tender, exchange, endorse, transfer, or deliver any securities on behalf of the Fund, to participate in or consent to any class action, distribution, plan of reorganization, creditors committee, merger, combination, consolidation, liquidation, underwriting, or similar plan with reference to such securities; and to execute and bind the Fund in waivers, consents and covenants related thereto. For the avoidance of doubt, the Subadviser has sole and full discretion to vote (or not to vote) any securities ~~in~~held by the Fund for which it has investment discretion and neither the Fund nor the Adviser will, directly or indirectly, attempt to influence the Subadviser's voting decisions. The Subadviser represents and covenants that ~~prior to the Fund's commencement of operations it will have~~it has adopted written proxy voting policies and procedures as required under Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended ("Advisers Act"), a copy of which ~~be~~has been provided to the Fund and the Board, and that it will promptly provide (i) any updates of such policies and procedures to the Fund and the Board, (ii) its voting records with respect to the Fund's securities to the Fund or the Fund's proxy voting service, as the Fund may direct, so that the Fund meets its annual disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act, and (iii) reports to the Adviser and/or the Board, as the Fund may direct, in instances where the Subadviser votes counter to its proxy voting policies.

(b)           The Subadviser shall be responsible for responding to any class action claim with respect to any of the Fund's investments over which it has investment discretion and shall notify promptly the Fund of any such claims. The Subadviser shall be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Fund over which it has investment discretion. The Adviser will instruct the applicable service providers to forward to the Subadviser any information concerning such actions. The Subadviser will, however, forward to Adviser any information it receives regarding any legal matters involving any asset held in the Fund.

~~22.~~23.   Status of Subadviser. The Subadviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

~~23.~~24.   Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at ~~Four Wood Capital~~THL Credit Advisors~~,~~ LLC, 100 ~~Wall St., 11th~~Federal Street, 31st Floor, ~~New York, NY 10005,~~Boston MA 02110, Attention: ~~Steven A. Baffico, Managing Partner and CEO~~Sabrina Rusnak-Carlson, General Counsel; or (2) to the Subadviser at Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, Attention: President and Chief Compliance Officer.

~~24.~~25.    Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act;

(b)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable; and

(e)           Nothing herein shall be construed as constituting the Subadviser as an agent of the Adviser, or constituting the Adviser as an agent of the Subadviser.

(f)           No person or entity not a party to this Agreement shall be deemed a third-party beneficiary of this Agreement, except for the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the ~~18th day of June, 2015.~~date set forth above. This Agreement may be signed in counterparts.

~~FOUR WOOD CAPITAL~~THL CREDIT ADVISORS LLC

Attest:	By:

Name:	Name:

Title:	Title:

EAGLE ASSET MANAGEMENT, INC.

Attest:	By:

Name:	Name:

Title:	Title:

EXHIBIT C

FORM OF AMENDMENT TO DECLARATION OF TRUST

RESOLVED, that the Declaration of Trust be amended by deleting therefrom Article VIII, Section 3 in its entirety and substituting the following:

Section 3.             Term and Termination of the Trust

(a)           Limited Term of Existence. Subject to Sections 3(c) and 3(e) below, the Trust shall have a limited period of existence and shall dissolve at the close of business on May 14, 2024 ("Termination Date"), or, if applicable, the Extended Termination Date (as defined below), except that the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, convert the Trust from a closed-end investment company to an open-end investment company, under the Trust's registration under the 1940 Act (the "Limited Term Provision").

(b)          After the close of business on the Termination Date, or, if applicable, the Extended Termination Date (as defined below), if the Trust has not yet reorganized pursuant to Section 3(a) of this Article VIII, the Trustees shall proceed to wind up the affairs of, and liquidate, the Trust in accordance with Section 3(d) of this Article VIII.

(c)           Extension of Termination Date. Notwithstanding Section 3(a) of this Article VIII, prior to the first business day of the sixth month before the Termination Date, the Trustees may approve an extension of the dissolution date of the Trust to a date after the Termination Date (the "Extended Termination Date") for a period of one year, to May 14, 2025, without Shareholder approval, upon (1) the affirmative vote of seventy-five percent (75%) of the Trustees then in office, and (2) determining that, given prevailing market conditions, it would be in the best interests of the Shareholders to do so.

(d)          Procedure for Winding Up and Liquidating the Trust. After dissolution, the Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up as contemplated by Section 3808(e) of the Delaware Statutory Trust Act. The Trustees may, to the extent they deem appropriate, adopt a plan of liquidation at any time preceding the anticipated dissolution date, which plan of liquidation may set forth the terms and conditions for implementing the dissolution and liquidation of the Trust under this Article VIII. Shareholders of the Trust shall not be entitled to vote on the adoption of any such plan or the dissolution and liquidation of the Trust under this Article VIII except to the extent required by the 1940 Act. Following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Certificate of Trust to be filed in accordance with the Delaware Act, which Certificate of Cancellation may be signed by any one Trustee.

(e)           Notwithstanding any other provision in this Declaration or the By-Laws, the Limited Term Provision may only be amended by the affirmative vote of not less than seventy-five percent (75%) of the Trustees then in office and approval by a "majority of the outstanding voting securities" of the Trust, as defined in the 1940 Act.

SPECIAL MEETING OF SHAREHOLDERS OF EAGLE GROWTH AND INCOME OPPORTUNITIES FUND January 21, 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on January 21, 2020. The Notice of Special Meeting of Shareholders, Proxy Statement and a Proxy Card for the Fund are available to you on the Fund's website - http://www.thlcreditegif.com You are encouraged to review all of the information contained in the proxy materials before voting. To obtain directions to attend the Special Meeting and vote in person, please call 1-833-845-7513. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003300300000000000 8 012120 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1.A. AND 1.B. Proposal 1. A. To approve a new advisory agreement between the Fund FOR AGAINST ABSTAIN and THL Credit Advisors LLC. Proposal 1. B To approve a new sub-advisory agreement between THL Credit Advisors LLC and Eagle Asset Management, Inc. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 2. Proposal 2. To approve an amendment to the Fund's Amended and Restated Agreement and Declaration of Trust to shorten the term of the Fund by three years. Proposal 3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. Your vote is important! Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EAGLE GROWTH AND INCOME OPPORTUNITIES FUND 227 West Monroe Street, Suite 3200 Chicago, IL 60606 Proxy for Special Meeting of Shareholders on January 21, 2020 Solicited on Behalf of the Board of Trustees The undersigned hereby appoints Andrew Morris and Jennifer Wilson, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Shareholders of Eagle Growth and Income Opportunities Fund, to be held Tuesday, January 21, 2020, at 9:00 a.m. C.T., at the office of THL Credit Advisors LLC, 227 West Monroe Street, Suite 3200, Chicago, IL 60606, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1 14475